UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 4, 2020

SENMIAO TECHNOLOGY LIMITED
(Exact name of registrant as specified in its charter)

Nevada	001-38426	35-2600898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16F, Shihao Square, Middle Jiannan Blvd. High-Tech Zone, Chengdu Sichuan, People’s Republic of China	610000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 28 61554399

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AIHS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On August 4, 2020 (the “Effective Date”), Senmiao Technology Limited (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with The Benchmark Company, LLC and Axiom Capital Management, Inc., as representatives of the several underwriters listed on Schedule I thereto (the “Underwriters”), relating to the public offering (the “Offering”) of 12,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a price to the public of $0.50 per Share (the “Offering Price”). Pursuant to the terms of the Underwriting Agreement, the Company has also granted the Underwriters a 45-day option to purchase up to an additional 1,800,000 shares of Common Stock (the “Option Shares” and together with the Shares, the “Securities”) to cover over-allotments, if any, at the Offering Price less the underwriting discounts and commissions. An underwriting discount of 7% will be applied to the Offering Price, except for Shares purchased by certain existing investors of the Company (the “Excluded Investors”), an underwriting discount of 6% will be applied. The net proceeds to the Company from the sale of the Shares, after deducting the underwriting discounts and commissions and other estimated offering expenses payable by the Company, are expected to be approximately $5.32 million assuming no exercise by the Underwriters of their over-allotment option for the Option Shares or $6.16 million if the Underwriters exercise their over-allotment option for the Option Shares in full.

In connection with the Offering, the Company has agreed to issue the Underwriters, on a private placement basis, warrants (the “Warrants” and together with the shares of Common Stock issuable upon exercise of the Warrants, the “Underwriters Securities”) to purchase up to a number of shares of Common Stock representing 5% of the aggregate number of Securities sold in the Offering, excluding the Securities sold to the Excluded Investors, for which the Underwriters will be issued warrants to purchase up to 4% of the total Securities sold. 568,000 Warrants are expected to be issued on the closing date of the Offering. The Warrants will be exercisable for a period of five years commencing six months from the Effective Date at a price per share equal to 125% of the Offering Price and are exercisable on a “cashless” basis.

The Securities will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-230397) previously filed with the U.S. Securities and Exchange Commission (the “Commission”) on March 19, 2019 and declared effective by the Commission on April 15, 2019 and a related preliminary prospectus supplement dated August 3, 2020. The Offering is expected to close on or about August 6, 2020, subject to satisfaction of customary closing conditions.

Pursuant to the Underwriting Agreement, the Company, its directors, officers and certain stockholders have agreed not to sell or otherwise dispose of any of the Company’s securities held by them for a period ending 90 days after the Effective Date without first obtaining the written consent of Underwriters.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, conditions to closing and termination provisions. The Underwriting Agreement provides for indemnification by the Underwriters of the Company, its directors and officers, and by the Company of the Underwriters, for certain liabilities, including liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), and affords certain rights of contribution with respect thereto.

The legal opinion of Ellenoff Grossman & Schole LLP relating to the legality of the issuance and sale of the Securities is attached as Exhibit 5.1 to this Current Report on Form 8-K.

The description of terms and conditions of the Underwriting Agreement and the form of Warrant set forth herein does not purport to be complete and is qualified in its entirety by the full text of the Underwriting Agreement and the form of Warrant, which are attached hereto as Exhibits 1.1 and 4.1, respectively.

This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties, such as statements related to the anticipated closing of the Offering and the amount of proceeds expected from the Offering. The risks and uncertainties involved include the Company’s ability to satisfy certain conditions to closing on a timely basis or at all, as well as other risks detailed from time to time in the Company’s filings with the Commission. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company’s current expectations and assumptions and speak only as of the date of this report. The Company does not intend to revise or update any forward-looking statement in this report to reflect events or circumstances arising after the date hereof, except as may be required by law.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K in relation to the Underwriters Securities is incorporated herein by reference.

The Underwriters Securities have not been registered under the Securities Act, or the securities laws of any state, and are being offered and issued in reliance on the exemption from registration under the Securities Act afforded by Section 4(a)(2) thereof.

Item 8.01  Other Events.

On August 4, 2020, the Company issued a press release announcing the pricing of the public offering of the Securities. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 4, 2020, by and among Senmiao Technology Limited, The Benchmark Company, LLC and Axiom Capital Management, Inc.

4.1	Form of Warrant

5.1	Legal Opinion of Ellenoff Grossman & Schole LLP

23.1	Consent of Ellenoff Grossman & Schole LLP (contained in Exhibit 5.1)

99.1	Press Release dated August 4, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2020	SENMIAO TECHNOLOGY LIMITED

	By:	/s/ Xi Wen
	Name:	Xi Wen
	Title:	CEO